Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Strive Total Return Bond ETF (STXT)
Strive Enhanced Income Short Maturity ETF (BUXX)
(each, a “Fund” and together, the “Funds”)
(each a series of EA Series Trust)

Listed on New York Stock Exchange

November 29, 2023

Supplement to the
Statement of Additional Information (“SAI”) dated August 4, 2023

Effective November 30, 2023, the order cut-off time for the purchase and redemption of creation units of a Fund will be 4:00 p.m. Eastern time. As a result, the following changes will be made to the Funds’ SAI:
The sub-section entitled “Additional Information Concerning Shares—Purchasing Creation Units—Order Cut-Off Time” is replaced with the following:
Order Cut-Off Time. For an order involving a Creation Unit to be effectuated at a Fund’s NAV on a particular day, it must be received by the Distributor by or before the deadline for such order (“Order Cut-Off Time”). The Business Day following the day on which such an order is submitted to purchase Creation Units of such Funds is referred to as the “Order Placement Date.”
The Order Cut-Off Time for orders, including custom orders, to purchase Creation Units for each Fund is 4:00 p.m. Eastern time. On days when the Exchange or bond markets close earlier than normal (such as the day before a holiday), the Order Cut-Off Time is expected to track the Exchange closing and be similarly earlier than normal.
Custom orders typically clear outside the Clearing Process and, therefore, like other orders outside the Clearing Process, may need to be transmitted early on the relevant Business Day to be effectuated at that day’s NAV. A custom order may be placed when, for example, an Authorized Participant cannot transact in a security in the In-Kind Creation or Redemption Basket and additional cash is included in a Fund Deposit or Fund Redemption in lieu of such security. Custom orders may be required to be received by the Distributor by 4:00 p.m., Eastern time to be effectuated based on a Fund’s NAV on that Business Day.
In all cases, cash and securities should be transferred to a Fund by the “Settlement Date,” which, unless extended as noted below, is generally the Business Day immediately following the Transmittal Date. The Settlement Date may be extended to two Business Days following the Transmittal Date if deemed to be in the best interests of the Fund and its shareholders by the Adviser. Persons placing custom orders or orders involving Cash Value should be aware of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may delay the delivery of cash and securities by the Settlement Date.

If you have any questions, please call (215) 882-9983.
Please retain this Supplement with your SAI for future reference.